                                                                   EXHIBIT 99(a)

                             LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE
                 9% SERIES B SENIOR SUBORDINATED NOTES DUE 2008
           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                          FOR ANY AND ALL OUTSTANDING
                 9% SERIES B SENIOR SUBORDINATED NOTES DUE 2008
                                       OF

                             DENBURY RESOURCES INC.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON          , 2001, UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE").
TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 The Exchange Agent For The Exchange Offer Is:

                            THE CHASE MANHATTAN BANK

        By Hand, Overnight Courier or                     Facsimile Transmissions
        Registered or Certified Mail:                  (Eligible Institutions Only):
           The Chase Manhattan Bank                            (214) 468-6228
         2001 Bryan Street, 9th Floor
             Dallas, Texas 75201                          To Confirm Receipt Call:
            Attn: Mr. Frank Ivins                              (214) 468-6228

                             For Questions or Information Call:
                                     Ms. Mauri J. Cowen
                                       (713) 216-6686

                             ---------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the Prospectus dated          ,
          , of Denbury Resources Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal, which together constitute the Company's offer to exchange (the "Exchange Offer") an aggregate principal amount of up to $75,000,000 of the Company's 9% Series B Senior Subordinated Notes due 2008, (the "Old Notes") for the same aggregate principal amount of the Company's issued and outstanding 9% Series B Senior Subordinated Notes due 2008 (the "New Notes") that have been registered under the Securities Act of 1933 (the "Securities Act"). As used in this Letter of Transmittal, the Prospectus, as the same may be amended or supplemented from time to time, is referred to as the "Prospectus."

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Capitalized terms used but not defined herein shall have the same meanings given them in the Prospectus.

     This Letter of Transmittal is to be completed by holders of Old Notes either if (a) Old Notes are to be forwarded herewith or (b) tenders of Old Notes are to be made by book-entry transfer to an account maintained by The Chase Manhattan Bank (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

     Holders of Old Notes whose certificates (the "Certificates") for such Old Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange
Offer -- Procedures for Tendering" in the Prospectus.

     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

     The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

-------------------------------------------------------------------------------------------------------------
        DESCRIPTION OF OLD NOTES                  1                    2                       3
-------------------------------------------------------------------------------------------------------------
         NAME(S) AND ADDRESS(ES)
         OF REGISTERED HOLDER(S)              CERTIFICATE      AGGREGATE PRINCIPAL   PRINCIPAL AMOUNT OF OLD
       (PLEASE FILL IN, IF BLANK)*            NUMBER(S)**        AMOUNT OLD NOTES       NOTES TENDERED***
-------------------------------------------------------------------------------------------------------------

                                            ---------------------------------------------------------------

                                            ---------------------------------------------------------------

                                            ---------------------------------------------------------------

                                            ---------------------------------------------------------------

                                            ---------------------------------------------------------------

                                            ---------------------------------------------------------------

                                            ---------------------------------------------------------------

                                            ---------------------------------------------------------------

                                            ---------------------------------------------------------------
                                                 TOTAL
-------------------------------------------------------------------------------------------------------------
   * The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Notes. The Certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.
  ** Need not be completed if Old Notes are being tendered by book-entry transfer.
 *** Old Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof.
     Unless otherwise indicated in this column, a holder will be deemed to have tendered all Old Notes represented by the Old Notes indicated in Column 2. See Instruction 4.
-------------------------------------------------------------------------------------------------------------

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
                                 -----------------------------------------------

     Account Number
                  --------------------------------------------------------------

     Transaction Code Number
                           -----------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name of Registered Holder(s)
                        --------------------------------------------------------

     Window Ticket Number (if any)
                                 -----------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
                                                          ----------------------

     Name of Institution which Guaranteed Delivery
                                                  ------------------------------

     IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

     Name of Tendering Institution
                                 -----------------------------------------------

     Account Number
                  --------------------------------------------------------------

     Transaction Code Number
                           -----------------------------------------------------

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
      --------------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, the above described aggregate principal amount of the Company's 9% Series B Senior Subordinated Notes due 2008 (the "Old Notes") in exchange for a like aggregate principal amount of the Company's 9% Series B Senior Subordinated Notes due 2008 that have been registered under the Securities Act (the "New Notes") upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

     Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to or upon the order of the Company all right, title and interest in and to the Old Notes that are being tendered herewith.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (1) deliver Certificates for Old Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Old Notes, (2) present Certificates for such Old Notes for transfer, and to transfer the Old Notes, on the books of the Company, and (3) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

     The undersigned is the registered owner of all the tendered Old Notes and the undersigned represents that it has received from each beneficial owner of the tendered Old Notes for which it holds Old Notes (collectively, the "Beneficial Owners") a duly completed and executed from of "Instruction to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New Notes will bear interest at a rate of 9% per annum. Accordingly, registered holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the last interest payment date on which interest was paid on the Old Notes surrendered in exchange therefor or, if no interest has been paid, from August 15, 2001. Interest on the Exchange Notes will be payable semi-annually on March 1 and September 1 of each year commencing on March 1, 2002.

     The undersigned, hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Old Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the tender, exchange, assignment and transfer of the Old Notes tendered hereby, and the undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agrees to all of the terms of the Exchange Offer.

     If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, Certificates for such nonexchanged Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver New Notes to the undersigned at the address shown below the undersigned's signature.

     By tendering Old Notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that (1) neither the undersigned nor any Beneficial Owner of Old Notes participating in the Exchange Offer is an affiliate (within the meaning of Rule 405 under the Securities Act) of the Company, (2) neither the undersigned nor any Beneficial Owner of Old Notes participating in the Exchange Offer is engaged in, nor intends to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the New Notes and (3) the undersigned and each Beneficial Owner of Old Notes participating in the Exchange Offer is acquiring the New Notes in its ordinary course of their respective businesses.

     By tendering Old Notes and executing this Letter of Transmittal or effecting delivery of an Agent's Message in lieu thereof, the undersigned hereby represents and agrees that if it or any Beneficial Owner of Old Notes participating in the Exchange Offer is a broker-dealer or if the undersigned or any Beneficial Owner of Old Notes is using the Exchange Offer to participate in a distribution of the New Notes, such person (1) could not under SEC policy as in effect on the date hereof rely on the position of the SEC enunciated in Morgan Stanley & Co. Incorporated (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC's letter to Shearman & Sterling (available July 2, 1993), and similar no-action letters and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a resale transaction and that such a resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of New Notes obtained by the undersigned or such Beneficial Owner in exchange for Old Notes acquired by the undersigned or such Beneficial Owner directly from the Company.

     The Company has agreed that the Prospectus may be used by a Participating Broker-Dealer (as defined below) in connection with resales of New Notes received in exchange for Old Notes, where such Old Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending the earlier of 180 days after the date on which the registration statement containing the Prospectus was first declared effective by the SEC and the date on which such broker-dealer is no longer required to deliver a Prospectus in connection with market making or other trading activities, subject to extension under certain limited circumstances described in the Prospectus (the "Delivery Period"), or, if earlier, when all such New Notes have been disposed of by such Participating Broker-Dealer. If the undersigned is a Participating Broker-Dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. In that regard, each broker-dealer who acquired Old Notes for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Old Notes and executing this

Letter of Transmittal, agrees that, upon receipt of any notice from the Company of the existence of any fact or the happening of any event that makes any statement of a material fact made in the registration statement of which the Prospectus is a part (the "Registration Statement"), the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue in any material respect, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading in any material respect, such Participating Broker-Dealer will forthwith discontinue disposition of New Notes until such Participating Broker-Dealer's receipt of the copies of a supplemented or amended Prospectus that does not contain any untrue statement of a material fact or omit to state any material fact that is necessary to make the statements therein not misleading or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Participating Broker-Dealer will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Participating Broker-Dealer's possession, of the Prospectus that was being used at the time of receipt of such notice. In the event the Company shall give any such notice, the Delivery Period shall be extended by the number of days during the period from and including the date of the giving of such notice of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue in any material respect, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading in any material respect to and including the date when each Participating Broker-Dealer shall have received the copies of such supplemented or amended Prospectus or shall have received advice from the Company that the use of the Prospectus may be resumed.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX.

                              HOLDER(S) SIGN HERE
                          (SEE INSTRUCTIONS 2,5 AND 6)
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE   )
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Old Notes hereby tendered or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          (Signature(s) Of Holder(s))

Date
     ---------------------------------------------------------------------------

Name(s)
         -----------------------------------------------------------------------
                                 (Please Print)

Capacity (Full Title)
                         -------------------------------------------------------

Address:
         -----------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                         Area Code and Telephone Number

--------------------------------------------------------------------------------
               (Tax Identification Or Social Security Number(s))

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)

--------------------------------------------------------------------------------
                             (Authorized Signature)

Date:
     ---------------------------------------------------------------------------

Name of Firm
     ---------------------------------------------------------------------------

Capacity (Full Title)
                         -------------------------------------------------------

Address
         -----------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (Include Zip Code)


--------------------------------------------------------------------------------
                         Area Code and Telephone Number

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 2, 5 AND 6)

To be completed ONLY if the New Notes or Old Notes not tendered are to be issued in the name of someone other than the registered holder of the Old Notes whose name(s) appear(s) above.

Issue

[ ]  Old Notes not tendered to:

[ ]  New Notes, to:

Name(s)
         -----------------------------------------------------------------------

Address
         -----------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (Include Zip Code)


--------------------------------------------------------------------------------
                         Area Code and Telephone Number


--------------------------------------------------------------------------------
               (Tax Identification or Social Security Number(s))

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 2, 5 AND 6)

  To be completed ONLY if New Notes or Old Notes not tendered are to be sent to someone other than the registered holder of the Old Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail

[ ]  Old Notes not tendered to:

[ ]  New Notes, to:

Name(s)
         -----------------------------------------------------------------------

Address
         -----------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (Include Zip Code)


--------------------------------------------------------------------------------
                         Area Code and Telephone Number


--------------------------------------------------------------------------------
               (Tax Identification or Social Security Number(s))

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

     ANY BENEFICIAL OWNER OF TENDERED OLD NOTES WHO IS NOT THE REGISTERED HOLDER MUST ARRANGE PROMPTLY WITH THE REGISTERED HOLDER TO EXECUTE AND DELIVER THIS LETTER OF TRANSMITTAL ON ITS BEHALF THROUGH THE EXECUTION AND DELIVERY TO THE REGISTERED HOLDER OF THE INSTRUCTIONS OF REGISTERED HOLDER AND/OR BOOK-ENTRY TRANSFER FACILITY PARTICIPANT FROM BENEFICIAL OWNER FORM ACCOMPANYING THIS LETTER OF TRANSMITTAL.

     Holders who wish to tender their Old Notes and (1) whose Old Notes are not immediately available or (2) who cannot deliver their Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (3) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus. Pursuant to those procedures: (1) a tender must be made by or through an Eligible Institution (as defined below); (2) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (3) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Old Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange
Offer -- Procedures for Tendering" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein)
(1) a bank; (2) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (3) a credit union; (4) a national securities exchange, registered securities association or clearing agency; or
(5) a savings association that is a participant in a Securities Transfer Association.

     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

          (1) this Letter of Transmittal is signed by the registered holder of Old Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

          (2) such Old Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Notes" is inadequate, the Certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all the Old Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in the box entitled "Principal Amount of Old Notes Tendered." In such case, new Certificate(s) for the remainder of the Old Notes that were evidenced by your old Certificate(s) will be sent to the registered holder of the Old Notes promptly after the Expiration Date unless special issuance or special delivery instructions are given. See Instruction 6. All Old Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn, and (if Certificates for Old Notes have been tendered) the name of the registered holder of the Old Notes as set forth on the Certificate for the Old Notes, if different from that of the person who tendered such Old Notes. If Certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. None of the Company or any affiliates or assigns of the Company or the Exchange Agent or any other person shall be under any duty to give any notification of any irregularities or incur any liability for failure to give any such notification. Any Old Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any tendered Old Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person's authority so to act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s).

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on the Letter of Transmittal and such Certificates or bond powers must be guaranteed by an Eligible Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

     7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer" or any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company or any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent.

     9. BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a monetary penalty. In addition, payments to such holders or other payees with respect to Old Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

     The box "Awaiting TIN" in Part 1 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If that box is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid back-up withholding. Notwithstanding that the box "Awaiting TIN" in Part 1 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" in Part 2 to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     10. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchanges.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Old Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been completed.

     12. SECURITY TRANSFER TAXES. Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

               TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS
                              (SEE INSTRUCTION 9)

                     PAYOR'S NAME: THE CHASE MANHATTAN BANK

----------------------------------------------------------------------------------------------------------
                                     PART 1 -- PLEASE PROVIDE YOUR TIN   TIN: ---------------------------
                                     ON THE LINE AT RIGHT AND CERTIFY         Social Security Number
            SUBSTITUTE               BY SIGNING AND DATING BELOW                        OR
             FORM W-9                                                         Employer Identification
                                                                                      Number

                                                                                 Awaiting TIN  [ ]
    DEPARTMENT OF THE TREASURY     -----------------------------------------------------------------------
     INTERNAL REVENUE SERVICE      PART 2 -- For Payees exempt from backup withholding, see the enclosed
                                   Guidelines and complete as instructed therein.
       PAYOR'S REQUEST FOR         -----------------------------------------------------------------------
     TAXPAYER IDENTIFICATION       CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
              NUMBER
    ("TIN") AND CERTIFICATION      (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),
                                   (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the
                                       Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                                   (3) All other information provided on this form is true and correct.

                                   SIGNATURE                                         DATE
                                             ---------------------------------------     -----------------
----------------------------------------------------------------------------------------------------------

     You must cross out item (2) in the Certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES
      RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
             MARKED "AWAITING TIN" IN PART 1 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me on account of the Exchange Offer will be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding, and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

-----------------------------------------------------  ------------------------------------
                      Signature                                        Date

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER TAXPAYER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

                                    GIVE THE                                                          GIVE THE EMPLOYER
                                    SOCIAL SECURITY                                                   IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:           NUMBER OF --                      FOR THIS TYPE OF ACCOUNT:       NUMBER OF --
-------------------------           ---------------                   -------------------------       -----------------
1.  The individual's account        The individual                    6.  A valid trust, estate, or   The legal entity (do
                                                                          pension trust               not furnish the
2.  Two or more individuals         The actual owner of the                                           identifying number of
    (joint account)                 account or, if combined                                           the personal
                                    funds, any one of the                                             representative or
                                    individuals(1)                                                    trustee unless the
                                                                                                      legal entity itself
3.  Custodian account of            The minor(2)                                                      is not designated in
    a minor (Uniform Gift to                                                                          the account title)(4)
    Minors Act)
                                                                      7.  Corporate account           The corporation
4.  a. The usual revocable          The grantor-trustee(1)
       savings trust account                                          8.  Partnership                 The partnership
       (grantor is also trustee)
                                                                      9.  Association, club,          The organization
    b. So-called trust account      The actual owner(1)                   religious, charitable,
       that is not a legal or                                             educational or other
       valid trust under state                                            tax-exempt organization
       law
                                                                      10. A broker or registered      The broker or nominee
5.  Sole proprietorship             The owner(3)                          nominee
    account
                                                                      11. Account with the            The public entity
                                                                          Department of
                                                                          Agriculture in the name
                                                                          of a public entity (such
                                                                          as a state or local
                                                                          government, school
                                                                          district, or prison) that
                                                                          receives agricultural
                                                                          program payments

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name. You may also enter your business or "doing business as" name. You may use either your social security number or, if you have one, your employer identification number.

(4)  List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9


OBTAINING A NUMBER

         If you do not have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number. You may also obtain Form SS-4 by calling the IRS at 1-800-TAX-FORM.

         If you do not have a TIN, but have applied for one, write "Applied for" in the space for the TIN, sign and date the form and return it to the Exchange Agent.


PAYEES EXEMPT FROM BACKUP WITHHOLDING

         Payees specifically exempted from backup withholding on ALL payments include the following:

         o An organization exempt from tax under section 501(a), or an individual retirement account.

         o The United States or any wholly-owned agency or instrumentality thereof.

         o A State, the District of Columbia, a possession of the United States or any political subdivision or wholly-owned agency or instrumentality thereof.

         o A foreign government, a political subdivision of a foreign government, or any wholly-owned agency or instrumentality thereof.

         o An international organization or any wholly-owned agency or instrumentality thereof.

         Payee specifically exempted from backup withholding on interest and dividend payments include the following:

         o        A corporation.

         o        A financial institution.

         o A registered dealer in securities or commodities registered in the U.S., the District of Columbia, or a possession of the U.S.

         o        A real estate investment trust.

         o        A common trust fund operated by a bank under section 584(a).

         o An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

         o An entity registered at all times during the tax year under the Investment Company Act of 1940.

         o        A foreign central bank issue.

         o A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

         Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

         o        Payments to nonresident aliens subject to withholding under section 1441.

         o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

         o        Payments of patronage dividends not paid in money.

         o        Payments made by certain foreign organizations.

         o        Section 404(k) payments made by an ESOP.

         Payments of interest not generally subject to backup withholding include the following:

         o        Payments of interest on obligations issued by individuals.
                  Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

         o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

         o Payments described in section 6049(b) (5) to non-resident aliens.

         o        Payments on tax-free covenant bonds under section 1451.

         o        Payments made by certain foreign organizations.

         Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THE FORM W-9 WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE "EXEMPT" ON THE FACE OF THE FORM AND RETURN IT TO THE PAYER.

         Certain payments other than dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, 6050A, 6050N and their regulations.

         Privacy Act Notice--Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the number for identification purposes and to help verify the accuracy of tax returns. The IRS also may provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.


PENALTIES

         (1) Penalty for failure to furnish taxpayer identification number--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

         (2) Civil penalty for false information with respect to withholding--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

         (3) Criminal penalty for falsifying information--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.


FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.